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                                                                                                                       EXHIBIT 10(e)

                                          AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
                                                     Corporate Markets Group
                                                    Home Office: Houston, Texas

                                    VARIABLE UNIVERSAL LIFE INSURANCE SUPPLEMENTAL APPLICATION

                         (This supplement must accompany the appropriate application for life insurance.)

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                                                   PART 1. APPLICANT INFORMATION
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Supplement to the application on the life or lives of ________________________________________, dated ____________________________

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                                              PART 2. INITIAL ALLOCATION PERCENTAGES
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INVESTMENT OPTIONS:   In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                           PREMIUM    DEDUCTION                                               PREMIUM    DEDUCTION
                                          ALLOCATION  ALLOCATION                                             ALLOCATION  ALLOCATION
                                          ----------  ----------                                             ----------  ----------
AGL DECLARED FIXED INTEREST ACCOUNT         _____%     _____%     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AIM VARIABLE INSURANCE FUNDS                                      Mid-Cap Growth Portfolio                         _____%     ____%
AIM V.I. International Equity Division      _____%     _____%     NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
AIM V.I. Value Division                     _____%     _____%     Small Cap Index Fund                             _____%     _____%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                        Science & Technology Fund                        _____%     _____%
VP Value Fund                               _____%     _____%     Nasdaq-100 Index Fund                            _____%     _____%
AYCO SERIES TRUST                                                 International Equities Fund                      _____%     _____%
Ayco Large Cap Growth Fund I                _____%     _____%     MidCap Index Fund                                _____%     _____%
DREYFUS INVESTMENT PORTFOLIOS                                     Money Market Fund                                _____%     _____%
MidCap Stock Portfolio                      _____%     _____%     Stock Index Fund                                 _____%     _____%
DREYFUS VARIABLE INVESTMENT FUND                                  PIMCO VARIABLE INSURANCE TRUST
Quality Bond Portfolio                      _____%     _____%     PIMCO Short-Term Bond Portfolio                  _____%     _____%
Small Cap Portfolio                         _____%     _____%     PIMCO Real Return Bond Portfolio                 _____%     _____%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                         PIMCO Total Return Bond Portfolio                _____%     _____%
VIP Equity-Income Fund                      _____%     _____%     PUTNAM VARIABLE TRUST
VIP Growth Fund                             _____%     _____%     Putnam VT Diversified Income Fund                _____%     _____%
VIP Contrafund Fund                         _____%     _____%     Putnam VT Growth and Income Fund                 _____%     _____%
VIP Asset Manager Fund                      _____%     _____%     Putnam VT Int'l Growth and Income Fund           _____%     _____%
J.P. MORGAN SERIES TRUST II                                       SAFECO RESOURCE SERIES TRUST
J.P. Morgan Small Company Portfolio         _____%     _____%     Equity Portfolio                                 _____%     _____%
JANUS ASPEN SERIES                                                Growth Opportunities Portfolio                   _____%     _____%
International Growth Portfolio              _____%     _____%     THE UNIVERSAL INSTITUTIONAL FUND, INC.
Worldwide Growth Portfolio                  _____%     _____%     Equity Growth Portfolio                          _____%     _____%
Aggressive Growth Portfolio                 _____%     _____%     High Yield Portfolio                             _____%     _____%
MFS VARIABLE INSURANCE TRUST                                      VAN KAMPEN LIFE INVESTMENT TRUST
MFS Research Series                         _____%     _____%     Strategic Stock Division                         _____%     _____%
MFS Capital Opportunities Series            _____%     _____%     VANGUARD VARIABLE INSURANCE FUND
MFS New Discovery Division                  _____%     _____%     High Yield Bond Portfolio                        _____%     _____%
MFS Emerging Growth Series                  _____%     _____%     REIT Index Portfolio                             _____%     _____%
                                                                  WARBURG PINCUS TRUST
                                                                  Small Company Growth Portfolio                   _____%     _____%
                                                                  OTHER:_____________________________              _____%     _____%
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CM 1001-99 REV0699                                        PAGE 1 OF 3
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                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                                                      Corporate Markets Group
                                                    Home Office: Houston, Texas

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                                                   PART 3. DOLLAR COST AVERAGING
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DOLLAR COST AVERAGING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money
Market Division and transferred to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS: _____________________   (Choose a day of the month between 1-28.)

FREQUENCY OF TRANSFERS:                         [_] Monthly    [_] Quarterly    [_] Semiannually   [_] Annually
TRANSFER $ ________________________________     ($100 MINIMUM, WHOLE DOLLARS ONLY) from the AGSPC Money Market Division to the following division(s)

AIM VARIABLE INSURANCE FUNDS                                    NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
AIM V.I. International Equity Division      $__________         Small Cap Index Fund                                $__________
AIM V.I. Value Division                     $__________         Science & Technology Fund                           $__________
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                      Nasdaq-100 Index Fund                               $__________
VP Value Fund                               $__________         International Equities Fund                         $__________
AYCO SERIES TRUST                                               MidCap Index Fund                                   $__________
Ayco Large Cap Growth Fund I                $__________         Money Market Fund                                   $__________
DREYFUS INVESTMENT PORTFOLIOS                                   Stock Index Fund                                    $__________
MidCap Stock Portfolio                      $__________         PIMCO VARIABLE INSURANCE TRUST
DREYFUS VARIABLE INVESTMENT FUND                                PIMCO Short-Term Bond Portfolio                     $__________
Quality Bond Portfolio                      $__________         PIMCO Real Return Bond Portfolio                    $__________
Small Cap Portfolio                         $__________         PIMCO Total Return Bond Portfolio                   $__________
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                       PUTNAM VARIABLE TRUST
VIP Equity-Income Fund                      $__________         Putnam VT Diversified Income Fund                   $__________
VIP Growth Fund                             $__________         Putnam VT Growth and Income Fund                    $__________
VIP Contrafund Fund                         $__________         Putnam VT Int'l Growth and Income Fund              $__________
VIP Asset Manager Fund                      $__________         SAFECO RESOURCE SERIES TRUST
J.P. MORGAN SERIES TRUST II                                     Equity Portfolio                                    $__________
J.P Morgan Small Company Portfolio          $__________         Growth Opportunities Portfolio                      $__________
JANUS ASPEN SERIES                                              THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
International Growth Portfolio              $__________         Equity Growth Portfolio                             $__________
Worldwide Growth Portfolio                  $__________         High Yield Portfolio                                $__________
Aggressive Growth Portfolio                 $__________         VAN KAMPEN LIFE INVESTMENT TRUST
MFS VARIABLE INSURANCE TRUST                                    Strategic Stock Division                            $__________
MFS Research Series                         $__________         VANGUARD VARIABLE INSURANCE FUND
MFS Capital Opportunities Series            $__________         High Yield Bond Portfolio                           $__________
MFS New Discovery Series                    $__________         REIT Index Portfolio                                $__________
MFS Emerging Growth Series                  $__________         WARBURG PINCUS TRUST
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                      Small Company Growth Portfolio                      $__________
Mid-Cap Growth Portfolio                    $__________         OTHER _______________________________               $__________

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                                                   PART 4. AUTOMATIC REBALANCING
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AUTOMATIC REBALANCING:  ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. If the AGL Declared Fixed Interest Account has been designated for premium allocation in Part 2, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                                       [_] CHECK HERE FOR AUTOMATIC REBALANCING.
FREQUENCY:        [_] Quarterly        [_] Semiannually      [_] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen

CM 1001-99 REV0699                                    PAGE 2 OF 3
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                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                                                      Corporate Markets Group
                                                    Home Office: Houston, Texas

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                                                  PART 5. TELEPHONE AUTHORIZATION
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I (or we, if Multiple Owners), hereby authorize American General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest Account and to change allocations for future purchase payments and monthly deductions given by: (INITIAL APPROPRIATE BOX BELOW.)

[    ]  Contract Owner(s)- if Multiple Owners, either of us acting independently.

[    ]  Contract Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I/we will notify
AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I/we understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my/our written notice of its revocation is received by AGL at its home office.

[    ]  INITIAL HERE TO DECLINE THE ABOVE TELEPHONE AUTHORIZATION.

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                                      PART 6. SUITABILITY (ALL QUESTIONS MUST BE ANSWERED.)
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                                                                                                            YES        N0
1. Have you received the variable universal life insurance contract prospectus and the prospectuses
   describing the investment options?                                                                       [_]        [_]
   (IF "yes," please furnish the Prospectus dates.)

           Variable Universal Life Insurance Contract Prospectus:   __________

           Supplements (if any):                                    __________

2. Do you understand and acknowledge:

   a. THAT THE CONTRACT APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED ACCOUNTS WHICH MEANS
      THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES FOR THE CONTRACT AND THE
      UNDERLYING ACCOUNTS?                                                                                  [_]        [_]

   b. THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE SEGREGATED ACCOUNTS MAY
      VARY: AND                                                                                             [_]        [_]

      (1)  ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE U.S. GOVERNMENT
           OR ANY STATE GOVERNMENT?                                                                         [_]        [_]
      (2)  ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
           FEDERAL OR STATE?                                                                                [_]        [_]

   c. THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN THE AGL DECLARED
      FIXED INTEREST ACCOUNT?                                                                               [_]        [_]

   d. THAT THE CONTRACT IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR THE
      ACCUMULATION OF VALUES IN THE SEGREGATED ACCOUNTS?                                                    [_]        [_]

   e. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE
      INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                                        [_]        [_]

   f. THE CONTRACT VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE
      SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN
      EXPENSE DEDUCTIONS?                                                                                   [_]        [_]

3. Do you believe the Policy you selected meets your insurance and investment objectives and your
   anticipated financial needs?                                                                             [_]        [_]
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Signed at:________________________________________________________________________________ Date:____________________________________
          CITY                                                                       STATE

  X____________________________________________________________      X________________________________________________________
   SIGNATURE OF OWNER                                                 SIGNATURE OF REGISTERED REPRESENTATIVE

  X_____________________________________________________________      ________________________________________________________
   SIGNATURE OF MULTIPLE OWNER (if applicable)                        PRINT NAME OF BROKER/DEALER

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CM 1001-99 REV0699                                         PAGE 3 OF 3
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